UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	April 17, 2014

Cogent Communications Group, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-31227	52-2337274
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1015 31st St. NW, Washington, District of Columbia		20007
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	202-295-4200

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.07 Submission of Matters to a Vote of Security Holders.

On April 17, 2014, the Company held its 2014 Annual Meeting of Stockholders at 1015 31st Street NW, Washington, DC 20007. Out of 47,397,993 shares outstanding and authorized to vote at the Annual Meeting as of the record date of February 21, 2014, proxies representing 43,456,618 shares, or 91% of outstanding shares, were voted.

Under Proposal 1, the following nominees were elected to the Company’s Board of Directors, each to hold office until his successor is elected and qualified, in the amounts noted below:

David Schaeffer: FOR: 39,758,814; WITHHELD: 1,317,810
Steven D. Brooks: FOR: 26,804,830; WITHHELD: 14,271,794
Timothy Weingarten: FOR: 26,681,604; WITHHELD: 14,395,020
Richard T. Liebhaber: FOR: 40,049,673; WITHHELD: 1,029,951
D. Blake Bath: FOR: 40,058,549; WITHHELD: 1,018,075
Marc Montagner: FOR: 39,692,812; WITHHELD: 1,383,812

Broker non-votes for Proposal 1 were 2,379,994 shares.

Stockholders approved Proposal 2 at the annual meeting stockholders, ratifying the appointment of Ernst & Young, LLP as the Company’s independent registered public accountants for the fiscal year ending December 31, 2014. The vote on to this proposal number 2 was as follows: FOR: 43,361,925; AGAINST: 92,196; ABSTAIN: 2,497.

Stockholders approved Proposal 3, an increase of 1.2 million shares available for grant under the Company’s Amended and Restated 2004 Incentive Award Plan. The vote on proposal number 3 was as follows: FOR: 36,554,967; AGAINST: 4,515,223; ABSTAIN: 6,434.

Stockholders did not approve Proposal 4, an advisory vote concerning executive compensation. The vote on proposal number 4 was as follows: FOR: 18,957,942; AGAINST: 22,095,596; ABSTAIN: 23,086. Broker non-votes for Proposal 4 were 2,379,994 shares.

Item 8.01 Other Events.

On April 17, 2014, the Company’s board of directors amended its amended and restated 2004 Incentive Award Plan. The amendments deleted the phrase "any reload provision" from section 11.3(d) of the plan, and added the following first sentence to section 5.5: "Granted options may not contain a reload feature." The amended and restated plan reflecting these changes through April 17, 2014 is attached as Exhibit 10.1

Item 9.01 Financial Statements and Exhibits.

2004 Incentive Award Plan of Cogent Communications Group, Inc., as amended and restated through April 17, 2014 (filed herewith).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cogent Communications Group, Inc.

April 18, 2014	By:	David Schaeffer

Name: David Schaeffer
Title: President

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Exhibit Index

Exhibit No.	Description

10.1	2004 Incentive Award Plan of Cogent Communications Group, Inc., as amended and restated through April 17, 2014 (filed herewith).